SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
         (Date of earliest event reported)    January 27, 1999
                                             ------------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




    STATE OF DELAWARE                  1-143                     38-0572515
----------------------------       ----------------          ------------------
(State or other jurisdicti     (Commission File Number)      (I.R.S. Employer
 of incorporation)                                          Identification No.)




   100 Renaissance Center, Detroit, Michigan                    48265-1000
3044 West Grand Boulevard, Detroit, Michigan                    48202-3091
-------------------------------------------                    ------------
  (Address of principal executive offices)                      (Zip Code)







Registrant's telephone number, including area code            (313)-556-5000
                                                           --------------------

ITEM 5. OTHER EVENTS

      On January 27, 1999, General Motors Corporation ("GM") released its consolidated balance sheets and consolidated statements of cash flows for analytical purposes only. These financial statements did not include related financial statement footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of GM's Annual Report on Form 10-K.

                           CONSOLIDATED BALANCE SHEETS

                                                              December 31,
                                                              ------------
AUTOMOTIVE, ELECTRONICS AND OTHER OPERATIONS               1998         1997
                                                           ----         ----
                                                         (Dollars in Millions)
                        ASSETS
Cash and cash equivalents                               $10,723       $10,685
Marketable securities                                       407         3,826
                                                       --------       -------
  Total cash and marketable securities                   11,130        14,511
Accounts and notes receivable (less allowances)           5,599         5,440
Inventories (less allowances)                            12,207        12,102
Equipment on operating leases (less accumulated
   depreciation)                                          4,954         4,677
Deferred income taxes and other current assets           10,473         6,278
Net receivable from Financing and Insurance Operations        -           319
  Total current assets                                   44,363        43,327
Equity in net assets of nonconsolidated affiliates        1,317         1,407
Property - net                                           37,187        33,914
Intangible assets - net                                  10,222        10,752
Deferred income taxes                                    17,780        20,721
Other assets                                             14,769        13,547
                                                         ------        ------
  Total Automotive, Electronics and Other
     Operations assets                                 $125,638      $123,668
                                                       ========      ========

               LIABILITIES AND GM INVESTMENT

Accounts payable (principally trade)                    $13,479       $12,461
Loans payable                                             1,526           656
Accrued expenses                                         31,985        33,254
Net payable to Financing and Insurance Operations           816             -
                                                       --------      --------
  Total current liabilities                              47,806        46,371
Long-term debt                                            7,217         5,695
Postretirement benefits other than pensions              38,076        38,388
Pensions                                                  6,590         4,271
Other liabilities and deferred income taxes              20,267        19,294
                                                         ------        ------
  Total Automotive, Electronics and Other
     Operations liabilities                             119,956       114,019
Minority interests                                          615           695
GM investment in Automotive, Electronics and
   Other Operations                                       5,067         8,954
                                                          -----         -----
  Total Automotive, Electronics and Other
     Operations liabilities and GM investment          $125,638      $123,668
                                                       ========      ========



                                                              December 31,
                                                              ------------
FINANCING AND INSURANCE OPERATIONS                         1998         1997
                                                           ----         ----
                                                         (Dollars in Millions)
                        ASSETS
Cash and cash equivalents                                  $146          $577
Investments in securities                                 8,748         7,896
Finance receivables - net                                70,436        58,289
Investment in leases and other receivables               31,887        28,135
Other assets                                             19,718        13,187
Net receivable from Automotive, Electronic
  and Other Operations                                      816             -
                                                        -------       -------
  Total Financing and Insurance Operations assets      $131,751      $108,084
                                                        =======       =======

               LIABILITIES AND GM INVESTMENT

Accounts payable                                         $6,492        $3,321
Debt                                                    105,409        86,676
Deferred income taxes and other liabilities               9,661         8,962
Net payable to Automotive, Electronics and
  Other Operations                                            -           319
                                                        -------       -------
  Total Financing and Insurance Operations liabilities  121,562        99,278
Minority interests                                           52            32
GM investment in Financing and Insurance Operations      10,137         8,774
                                                         ------         -----
  Total Financing and Insurance Operations
     liabilities and GM investment                     $131,751      $108,084
                                                       ========      ========

                                                              December 31,
                                                              ------------
GENERAL MOTORS CORPORATION AND SUBSIDIARIES                1998         1997
                                                           ----         ----
                                                          (Dollars in Millions)
                        ASSETS
Automotive, Electronics and Other Operations
Cash and cash equivalents                               $10,723       $10,685
Marketable securities                                       407         3,826
                                                        -------       -------
  Total cash and marketable securities                   11,130        14,511
Accounts and notes receivable (less allowances)           5,599         5,440
Inventories (less allowances)                            12,207        12,102
Equipment on operating leases (less accumulated
   depreciation)                                          4,954         4,677
Deferred income taxes and other current assets           10,473         6,278
Net receivable from Financing and Insurance Operations        -           319
                                                         ------       -------
  Total current assets                                   44,363        43,327
Equity in net assets of nonconsolidated affiliates        1,317         1,407
Property - net                                           37,187        33,914
Intangible assets - net                                  10,222        10,752
Deferred income taxes                                    17,780        20,721
Other assets                                             14,769        13,547
                                                         ------        ------
  Total Automotive, Electronics and Other
     Operations assets                                  125,638       123,668
Financing and Insurance Operations
Cash and cash equivalents                                   146           577
Investments in securities                                 8,748         7,896
Finance receivables - net                                70,436        58,289
Investment in leases and other receivables               31,887        28,135
Other assets                                             19,718        13,187
Net receivable from Automotive, Electronics
   and Other Operations                                     816             -
                                                        -------       -------
  Total Financing and Insurance Operations assets       131,751       108,084
                                                        -------       -------
Total assets                                           $257,389      $231,752

               LIABILITIES AND STOCKHOLDERS' EQUITY
Automotive, Electronics and Other Operations
Accounts payable (principally trade)                    $13,479       $12,461
Loans payable                                             1,526           656
Accrued expenses                                         31,985        33,254
Net payable to Financing and Insurance Operations           816             -
                                                       --------      --------
  Total current liabilities                              47,806        46,371
Long-term debt                                            7,217         5,695
Postretirement benefits other than pensions              38,076        38,388
Pensions                                                  6,590         4,271
Other liabilities and deferred income taxes              20,267        19,294
                                                         ------        ------
  Total Automotive, Electronics and Other
     Operations liabilities                             119,956       114,019
Financing and Insurance Operations
Accounts payable                                          6,492         3,321
Debt                                                    105,409        86,676
Deferred income taxes and other liabilities               9,661         8,962
Net payable to Automotive, Electronics and
   Other Operations                                           -           319
                                                        -------        ------
  Total Financing and Insurance Operations liabilities  121,562        99,278
Minority interests                                          667           727
General Motors - obligated mandatorily redeemable
  preferred securities of subsidiary trusts holding
  solely junior subordinated debentures of General Motors
    Series D                                                 79            79
    Series G                                                141           143
Stockholders' equity
Preference stocks                                             1             1
$1-2/3 par value common stock (issued, 655,008,344
   and 693,456,394 shares)                                1,092         1,156
Class H common stock (issued, 106,159,776
   and 103,885,803 shares)                                   11            10
Capital surplus (principally additional paid-in capital) 12,661        15,369
Retained earnings                                         6,984         5,416
                                                          -----         -----
  Subtotal                                               20,749        21,952
Accumulated foreign currency translation adjustments     (1,157)         (888)
Net unrealized gains on securities                          481           504
Minimum pension liability adjustment                     (5,089)       (4,062)
                                                          -----         -----
  Accumulated other comprehensive loss                   (5,765)       (4,446)
                                                          -----         -----
    Total stockholders' equity                           14,984        17,506
                                                        -------       -------
Total liabilities and stockholders' equity             $257,389      $231,752
                                                        =======       =======
                                    - 4 -

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                         For The Years Ended December 31,
                                         --------------------------------
                                         1998          1997            1996
                                         ----          ----            ----
                                               (Dollars in Millions)
AUTOMOTIVE, ELECTRONICS AND OTHER OPERATIONS

Cash flows from operating activities
Income from continuing operations     $1,534         $5,381          $3,712
Adjustments to reconcile income from
  continuing operations to net cash
  provided by operating activities
   Depreciation and amortization
     expenses                          7,281         11,803           7,145
   Gain on Hughes Defense spin-off         -         (4,269)              -
   Postretirement benefits other
     than pensions,  net of payments
     and VEBA contributions             (182)        (1,451)          1,549
   Pension expense, net of
     contributions                       113            240             801
   Change in other investments and
     miscellaneous assets                392         (1,413)            374
   Change in other operating assets
     and liabilities                     475          1,850            (272)
   Other                                (264)           684           1,222
                                       -----         ------          ------
Net cash provided by operating
   activities                          9,349         12,825          14,531
                                       -----         ------          ------

Cash flows from investing activities
Expenditures for property             (9,339)        (9,801)         (9,606)
Investments in other marketable
   securities - acquisitions         (13,705)       (13,167)        (14,340)
Investments in other marketable
   securities - liquidations          16,973         12,984          11,891
Operating leases - acquisitions       (6,397)        (5,680)         (4,089)
Operating leases - liquidations        5,609          3,711           3,819
Proceeds from borrowings of Hughes
   Defense prior to the Hughes
   Defense spin-off                        -          4,006               -
Investments in companies, net
   of cash acquired                   (1,172)        (1,874)           (167)
Special inter-company payment
   from EDS                                -              -             500
Net investing activity with
   Financing and Insurance Operations    338            750           1,200
Other                                   (951)           473             850
                                       -----         ------           -----
Net cash (used in) investing
   activities                         (8,644)        (8,598)         (9,942)
                                       -----         ------           -----

Cash flows from financing activities
Net increase (decrease) in loans
   payable                               521           (557)           (974)
Increase in long-term debt             2,993            384           1,924
Decrease in long-term debt            (1,486)        (1,143)           (871)
Repurchases of common and
   preference stocks                  (3,089)        (4,365)           (251)
Proceeds from issuing common stocks      344            614             480
Cash dividends paid to stockholders   (1,389)        (1,620)         (1,530)
                                       -----          -----           -----
Net cash (used in) financing
   activities                         (2,106)        (6,687)         (1,222)
                                       -----          -----           -----

Effect of exchange rate changes
  on cash and cash equivalents           304           (513)           (185)
Net transactions with Financing and
  Insurance Operations                 1,135            338             989
                                       -----            ---             ---
Net cash provided by (used in)
  continuing operations                   38         (2,635)          4,171
Net cash provided by discontinued
  operations                               -              -             103
                                       -----          -----           -----
Net increase (decrease) in cash
  and cash equivalents                    38         (2,635)          4,274
Cash and cash equivalents at
  beginning of the year               10,685         13,320           9,046
                                      ------         ------           -----
Cash and cash equivalents at
  end of the year                    $10,723        $10,685         $13,320
                                     =======        =======         =======

                                         For The Years Ended December 31,
                                         --------------------------------
                                        1998          1997            1996
                                        ----          ----            ----
                                              (Dollars in Millions)
FINANCING AND INSURANCE OPERATIONS

Cash flows from operating activities
Income from continuing operations     $1,422         $1,317          $1,241
Adjustments to reconcile income from
  continuing operations to net cash
  provided by operating activities
   Depreciation and amortization
     expenses                          4,920          4,813           4,695
   Postretirement benefits other
     than pensions, net of payments       31             26              26
   Originations and purchases of
     mortgage loans                  (54,433        (30,878)        (19,455)
   Proceeds on sales of mortgage
     loans                            51,582         28,543          18,157
   Originations and purchases of
     mortgage securities              (2,237)        (2,516)           (970)
   Proceeds on sales of mortgage
     securities                          849          1,449             758
   Change in other investments and
     miscellaneous assets                846            600            (777)
   Change in other operating assets
     and liabilities                   3,649            467            (271)
   Other                                 916            264             884
                                      ------         ------          ------
Net cash provided by operating
   activities                          7,545          4,085           4,288
                                       -----          -----           -----

Cash flows from investing activities
Expenditures for property               (966)          (519)           (343)
Investments in other marketable
  securities - acquisitions          (21,152)       (17,730)        (13,091)
Investments in other marketable
  securities - liquidations           21,688         16,295          13,075
Mortgage servicing rights -
  acquisitions                        (1,862)          (479)           (409)
Mortgage servicing rights -
  liquidations                            80             23              99
Finance receivables - acquisitions  (155,613)      (163,614)       (155,477)
Finance receivables - liquidations   114,662        129,615         120,253
Proceeds from sales of finance
  receivables                         27,681         31,191          36,657
Operating leases - acquisitions      (17,128)       (15,393)        (14,405)
Operating leases - liquidations       10,389          8,718           6,688
Investments in companies, net of
  cash acquired                            -           (422)              -
Other                                   (167)           250             442
                                      ------         ------           -----
Net cash (used in) investing
  activities                         (22,388)       (12,065)         (6,511)
                                      ------        -------           -----

Cash flows from financing activities
Net increase (decrease) in
  loans payable                        6,162          5,626           1,636
Increase in debt                      21,098         14,587          14,009
Decrease in debt                     (11,377)       (11,311)        (11,939)
Net financing activity with
  Automotive, Electronics
  and Other                             (338)          (750)         (1,200)
                                      ------         ------          ------
Net cash provided by financing
  activities                          15,545          8,152           2,506
                                      ------          -----           -----

Effect of exchange rate changes
  on cash and cash equivalents             2              -               -
Net transactions with Automotive,
  Electronics and Other Operations    (1,135)          (338)           (989)
                                       -----           ----             ---
Net (decrease) in cash
  and cash equivalents                  (431)          (166)           (706)
Cash and cash equivalents at
  beginning of the year                  577            743           1,449
                                         ---            ---           -----
Cash and cash equivalents at
  end of the year                       $146           $577            $743
                                        ====           ====            ====

                                         For The Years Ended December 31,
                                        ---------------------------------
                                        1998          1997           1996
                                        ----          ----           ----
                                              (Dollars in Millions)
GENERAL MOTORS CORPORATION AND SUBSIDIARIES

Cash flows from operating activities
Income from continuing operations     $2,956         $6,698          $4,953
Adjustments to reconcile income
  from continuing operations to net
  cash provided by operating activities
   Depreciation and amortization
     expenses                         12,201         16,616          11,840
   Gain on Hughes Defense spin-off         -         (4,269)              -
   Postretirement benefits other
     than pensions, net of payments
     and VEBA contributions             (151)        (1,425)          1,575
   Pension expense, net of contributions 113            240             801
   Originations and purchases of
     mortgage loans                  (54,433)       (30,878)        (19,455)
   Proceeds on sales of mortgage
     loans                            51,582         28,543          18,157
   Originations and purchases o
     mortgage securities              (2,237)        (2,516)           (970)
   Proceeds on sales of mortgage
     securities                          849          1,449             758
   Change in other investments and
     miscellaneous assets              1,238           (813)           (403)
   Change in other operating assets
     and liabilities                   4,124          2,317            (543)
   Other                                 652            948           2,106
                                      ------         -------         ------
Net cash provided by operating
   activities                         16,894         16,910          18,819
                                      ------         ------          ------

Cash flows from investing activities
Expenditures for property            (10,305)       (10,320)         (9,949)
Investments in other marketable
  securities - acquisitions          (34,857)       (30,897)        (27,431)
Investments in other marketable
  securities - liquidations           38,661         29,279          24,966
Mortgage servicing rights -
  acquisitions                        (1,862)          (479)           (409)
Mortgage servicing rights -
  liquidations                            80             23              99
Finance receivables - acquisitions  (155,613)      (163,614)       (155,477)
Finance receivables - liquidations   114,662        129,615         120,253
Proceeds from sales of finance
  receivables                         27,681         31,191          36,657
Operating leases - acquisitions      (23,525)       (21,073)        (18,494)
Operating leases - liquidations       15,998         12,429          10,507
Proceeds from borrowings of Hughes
  Defense prior to the Hughes
  Defense spin-off                         -          4,006               -
Investments in companies, net of
  cash acquired                       (1,172)        (2,296)           (167)
Special inter-company payment from EDS     -              -             500
Other                                 (1,118)           723           1,292
                                      ------        -------          ------
Net cash (used in) investing
   activities                        (31,370)       (21,413)        (17,653)
                                      ------         ------          ------

Cash flows from financing activities
Net increase (decrease) in loans
  payable                              6,683          5,069             662
Increase in long-term debt            24,091         14,971          15,933
Decrease in long-term debt           (12,863)       (12,454)        (12,810)
Repurchases of common and preference
  stocks                              (3,089)        (4,365)           (251)
Proceeds from issuing common stocks      344            614             480
Cash dividends paid to stockholders   (1,389)        (1,620)         (1,530)
                                       -----          -----           -----
Net cash provided by financing
  activities                          13,777          2,215           2,484
                                      ------          -----           -----

Effect of exchange rate changes
  on cash and cash equivalents           306           (513)           (185)
Net cash (used in) provided by
  continuing operations                 (393)        (2,801)          3,465
Net cash provided by discontinued
  operations                               -              -             103
                                       ------        ------           -----
Net (decrease) increase in cash
  and cash equivalents                  (393)        (2,801)          3,568
Cash and cash equivalents at
  beginning of the year               11,262         14,063          10,495
                                      ------         ------          ------
Cash and cash equivalents at
  end of the year                    $10,869        $11,262         $14,063
                                     =======        =======         =======

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                         ----------------------------------
                                                    (Registrant)
Date    January 27, 1999
        ----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)